Exhibit 10.5

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”) is made as of July 21, 2026, by and among NEXTTRIP, INC., a Nevada corporation (the “Company”), each other party signatory hereto (together with the Company, the “Pledgors”, and each, a “Pledgor”), and LIND GLOBAL FUND III LP, a Delaware limited partnership (the “Secured Party”).

WHEREAS, (a) the Company and the Secured Party have entered into that certain Securities Purchase Agreement dated as of the date hereof (as amended and in effect from time to time, the “SPA”); (b) the Company has issued to the Secured Party that certain Senior Secured Convertible Promissory Note dated as of the date hereof (as amended and in effect from time to time, the “Note”); (c) the Company has issued to the Secured Party that certain Common Stock Purchase Warrant pursuant to the terms of the SPA; and (d) the Company and the Secured Party are parties to that certain Security Agreement dated as of the date hereof (as amended and in effect from time to time, the “Security Agreement”); and

WHEREAS, each Pledgor is the direct legal and beneficial owner of the issued and outstanding shares of each class of the outstanding capital stock or other equity interests, in each case to the extent owned by such Pledgor (the “Initial Equity Interests”), of each of the entities set forth on Annex A hereto (as the same may be updated from time to time in accordance with the terms hereof) (collectively, the “Pledged Subsidiaries”, and each, a “Pledged Subsidiary”, and together with the Pledgors, the “Grantors”, and each, a “Grantor”); and

WHEREAS, each Pledgor desires to grant to the Secured Party a security interest in all of its right, title and interest in and to Equity Interests of each Pledged Subsidiary, in each case as applicable, to secure all Obligations owing to the Secured Party; and

WHEREAS, it is a condition precedent to the Secured Party agreeing to enter into the SPA and the Note and extending credit to the Company under the SPA and the Note that the Pledgors execute and deliver to the Secured Party a pledge agreement in substantially the form hereof; and

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

[Signature page to Pledge Agreement]

1. Pledge.

1.1. Pledge of Equity Interests. (a) Each Pledgor hereby ratifies and affirms the grant of security interests made pursuant to the Security Agreement, and (b) in addition, each Pledgor hereby pledges, assigns, grants a security interest in, and delivers to the Secured Party, all of the shares of capital stock or other units of equity ownership of every class of each of the Pledged Subsidiaries, in each case, other than any Excluded Assets, as more fully described on Annex A hereto, including without limitation, (a) all payments or distributions, whether in cash, property or otherwise, at any time owing or payable to such Pledgor on account of its interest as a member or shareholder in any of the Pledged Subsidiaries, (b) all such Pledgor’s rights and interest under the organizational documents of the applicable Pledged Subsidiary, including all voting and management rights and rights to grant or withhold consents or approvals; (c) all rights of access and inspection to and use of all books and records, including computer software and computer software programs, of each of the Pledged Subsidiaries during normal business hours and in a manner that does not materially disrupt the operations of such Pledgor, (d) all other rights, interests, property or claims to which such Pledgor may be entitled in its capacity as the member or shareholder of any Pledged Subsidiary, and (e) all proceeds, income from, increases in and products of any of the foregoing. Upon the request of the Secured Party, after the occurrence of an Event of Default, the certificates for such shares or other units of equity ownership of every class, to the extent that such interests are represented by certificates, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the applicable Pledgor, have been delivered to the Secured Party.

1.2. Additional Equity Interests. Each Pledged Subsidiary agrees that it shall not authorize or issue any additional shares of Equity Interests of such Pledged Subsidiary after the date hereof without the prior written consent of the Secured Party, which shall not be unreasonably delayed or withheld, and each Pledgor agrees it will not permit any Pledged Subsidiary to authorize or issue any additional shares of its Equity Interests after the date hereof without the prior written consent of the Secured Party, which shall not be unreasonably delayed or withheld; provided, however, that the foregoing restrictions shall not be required for any issuance of Equity Interests (i) to a Pledgor or (ii) to any Person that is directly or indirectly wholly owned and controlled by a Pledgor. In case any Grantor (a) forms or otherwise acquires the equity interest in any Person after the date hereof, which Person becomes a Subsidiary of a Pledgor, or (b) shall acquire any shares or other equity interests, additional shares of the capital stock, membership interests of other Equity Interests of any Pledged Subsidiary or any corporation, limited liability company or other entity which is the successor of any Pledged Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock, membership interests or other Equity Interests of any class of any Pledged Subsidiary, whether by purchase, stock dividend, stock split or otherwise, then such shares or other securities, to the extent not prohibited by applicable law or any contractual restriction binding on such Grantor or such Pledged Subsidiary, shall be subject to the pledge, assignment and security interest granted to the Secured Party under this Agreement; provided that no equity interests in any Subsidiary that (i) holds, (ii) is applying for, or (iii) is subject to any regulatory license, permit or authorization shall be required to be pledged, to the extent a security interest therein is prohibited by law or would require regulatory approval or adversely affect the validity, transferability or continuity of such license, permit or authorization, or would reasonably be expected to adversely affect the application for or the obtaining of such license, permit or authorization and such Grantor shall deliver to the Secured Party, upon Secured Party’s request after the occurrence of an Event of Default, forthwith any certificates therefor, accompanied by stock powers, unit powers or other appropriate instruments of assignment duly executed by such Grantor in blank. The Pledgors shall, from time to time, upon the reasonable request of the Secured Party, attach as Annex A hereto an updated list of the shares of capital stock, membership interests, other Equity Interests or securities at the time pledged with the Secured Party hereunder.

1.3. Pledge of any account into which cash collateral is held. Each Pledgor also hereby pledges, assigns, grants a security interest in, and delivers to the Secured Party, any account into which any Cash Collateral is deposited and all of the Cash Collateral as such terms are hereinafter defined, but solely to the extent of such Cash Collateral and not any other funds or assets held in such account (including any Excluded Assets).

1.4. Waiver of Organizational Document Restrictions. Each Pledgor, for itself and on behalf of each of its Pledged Subsidiaries, to the extent not prohibited by applicable law or any contractual restriction binding on such Pledgor or Pledged Subsidiary, irrevocably waives any and all provisions of any organizational document of any Pledged Subsidiary that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien on any of the Securities Collateral or any enforcement action which may be taken in respect of any such Lien; or (b) otherwise conflict with the terms of this Agreement.

2. Definitions. All capitalized terms used herein without definition shall have the respective meanings provided therefor in the SPA, the Note or the Security Agreement, as applicable.

Cash Collateral. See §4.

Equity Interests. Includes the Initial Equity Interests and any additional shares of stock, membership interests or other Equity Interests at the time pledged to the Secured Party hereunder and the interests described in clauses (a) through (e) of §1.1 of this Agreement.

Securities Act. See §7.3.

Securities Collateral. The property at any time pledged to the Secured Party hereunder (whether described herein or not), including, without limitation, the Equity Interests, and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral. The term does not include any income, increases or proceeds received by a Pledgor to the extent expressly permitted by §6, or any Excluded Assets.

3. Security for Obligations. This Agreement and the security interest in and pledge of the Securities Collateral hereunder are made with and granted to the Secured Party as security for the payment and performance in full of all the Obligations.

4. Liquidation, Recapitalization, etc. Any sums or other property paid or distributed upon or with respect to any of the Equity Interests, other than Excluded Assets, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in §6, be paid over and delivered to the Secured Party to be held by the Secured Party as security for the payment and performance in full of all of the Obligations. To the extent any such property paid or distributed pursuant to the immediately preceding sentence is in the form of money, the Secured Party shall have the right (but not the obligation) to deposit such money in a deposit account with a depository satisfactory to the Secured Party and any such funds may be invested in such items as the Secured Party may elect, and the Secured Party shall have a perfected security interest in all such sums or other property so paid or distributed and all proceeds thereof (and any interest earned shall continue to be held by the Secured Party as security for the payment and performance in full of all of the Obligations). Any money so received by the Secured Party pursuant to this §4, any account into which it shall be deposited and all proceeds thereof shall be referred to herein as the “Cash Collateral”. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Equity Interests or any property shall be distributed upon or with respect to any of the Equity Interests, the property so distributed shall be delivered to the Secured Party, to be held by it as security for the Obligations. Except to the limited extent provided in §6, all sums of money and property paid or distributed in respect of the Equity Interests, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by any Pledgor shall, until paid or delivered to the Secured Party, be held in trust for the Secured Party as security for the payment and performance in full of all of the Obligations.

5. Warranty of Title; Authority. Each Pledgor hereby represents and warrants that: (a) such Pledgor has good and marketable title to, and is the record and beneficial owner of, the Equity Interests described in §1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by the Security Agreement and this Agreement and Permitted Liens, (b) all of the Equity Interests described in §1 are validly issued, fully paid and non-assessable, (c) such Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Securities Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Securities Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of any Organizational Documents or of any judgment, decree or order of any tribunal or of any material agreement or instrument to which such Pledgor or any Pledged Subsidiary is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (d) the information set forth in Annex A hereto relating to the Equity Interests is true, correct and complete in all material respects. Each Pledgor covenants that it will defend the rights of the Secured Party and security interest of the Secured Party in such Equity Interests against the claims and demands of all other Persons whomsoever, other than the Permitted Liens. Each Pledgor further covenants that it will have the like title to and right to pledge and grant a security interest in the Securities Collateral hereafter pledged or in which a security interest is granted to the Secured Party hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Secured Party, other than the Permitted Liens.

6. Dividends, Voting, etc., Prior to Maturity. So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to receive and retain all cash dividends paid in respect of the Equity Interests, to vote the Equity Interests and to give consents, waivers and ratifications in respect of the Equity Interests; provided, however, that no vote shall be cast or consent, waiver or ratification given by any Pledgor if the effect thereof would in the reasonable judgment of the Secured Party impair any of the Securities Collateral or be inconsistent with or result in any violation of any of the provisions of the SPA, the Note, the Supplemental Loan Documents, the Security Agreement or the other Transaction Documents. All such rights of the Pledgors to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing. All such rights of the Pledgors to vote and give consents, waivers and ratifications with respect to the Equity Interests shall, at the Secured Party’s option, as evidenced by the Secured Party’s notifying the Pledgors of such election, cease in case an Event of Default shall have occurred and be continuing.

7. Remedies.

7.1. In General. If an Event of Default shall have occurred and be continuing, the Secured Party shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Secured Party deems expedient:

(a) if the Secured Party so elects and gives written notice of such election to the Pledgors, the Secured Party may vote any or all shares of the Equity Interests (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Secured Party so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Equity Interests (each Pledgor hereby irrevocably constituting and appointing the Secured Party the proxy and attorney-in-fact of such Pledgor, with full power of substitution, to do so);

(b) the Secured Party may demand, sue for, collect or make any compromise or settlement the Secured Party deems suitable in good faith in respect of any Securities Collateral;

(c) the Secured Party may sell, resell, assign and deliver, or otherwise dispose of any or all of the Securities Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such Persons as the Secured Party deems commercially reasonable, all without demand for performance by any Pledgor;

(d) the Secured Party may cause all or any part of the Equity Interests held by it to be transferred into its name or the name of its nominee or nominees; and

(e) the Secured Party may set off or otherwise apply or credit against the Obligations any and all sums deposited with it or held by it.

7.2. Sale of Securities Collateral. In the event of any sale or other disposition of the Securities Collateral as provided in clause (c) of §7.1, the Secured Party shall give to the Pledgors at least ten (10) Business Days’ prior written notice of the time and place of any public sale or other disposition of the Securities Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Pledgor hereby acknowledges that ten (10) Business Days’ prior written notice of such sale or other disposition shall be reasonable notice. The Secured Party may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by each Pledgor, to the fullest extent permitted by law). The Secured Party may buy or otherwise acquire any part or all of the Securities Collateral at any public sale or other disposition and if any part or all of the Securities Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Secured Party may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means. The Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys’ fees, travel and all other expenses which may be incurred by the Secured Party in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations pursuant to the terms of the Transaction Documents. Only after such applications, and after payment by the Secured Party of any amount required by §9-608(a)(1)(C) or §9-615(a)(3) of the UCC, need the Secured Party account to the Pledgors for any surplus.

7.3. Private Sales. Each Pledgor recognizes that the Secured Party may be unable to effect a public sale or other disposition of the Equity Interests by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Each Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner, so long as the Secured Party acts in good faith. The Secured Party shall be under no obligation to delay a sale of any of the Equity Interests for the period of time necessary to permit the issuer of such Equity Interests to register such Equity Interests for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Secured Party agrees that any sale of the Equity Interests shall be made in a commercially reasonable manner, and each Pledgor agrees to use its commercially reasonable efforts to cause the issuer or issuers of the Equity Interests contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at such Pledgor’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be reasonably necessary, using commercially reasonable efforts to exempt such Equity Interests from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which are reasonably necessary, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor further agrees to use its commercially reasonable efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction where such compliance is reasonably required in connection with such sale and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

7.4. Pledgor’s Agreements, etc. Each Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Equity Interests pursuant to this §7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or “Blue Sky” laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Pledgor’s expense, to the extent reasonably necessary in connection with such sale. Each Pledgor further agrees that a breach of any of the covenants contained in this §7 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this §7 shall be specifically enforceable against the Pledgors by the Secured Party, subject to applicable law.

8. Marshalling. The Secured Party shall not be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Securities Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Secured Party’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, each Pledgor hereby irrevocably waives the benefits of all such laws.

9. Pledgor’s Obligations Not Affected. The obligations of each Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Secured Party of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Transaction Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, the Security Agreement and the other Transaction Documents; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not such Pledgor shall have notice or knowledge of any of the foregoing, each Pledgor hereby generally waiving all suretyship defenses to the extent applicable.

10. Transfer, etc., by Pledgor. Without the prior written consent of the Secured Party, no Pledgor will sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Securities Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement and any Permitted Liens so long as the holder of such lien has not taken any action to foreclose or otherwise realize on the Securities Collateral.

11. Further Assurances. Each Pledgor will do all such acts, and will furnish to the Secured Party all such financing statements, certificates and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Secured Party may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Secured Party hereunder, all without any excessive cost or expense to the Secured Party, provided that such requests shall not be unduly burdensome. Each Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office (including any foreign jurisdiction) which the Secured Party deems necessary including in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as the Securities Collateral or words of similar effect, or as being of equal or lesser scope or in greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction of the filing office for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Pledgor is an organization, the type of organization and any organization identification number issued to such Pledgor. Each Pledgor agrees to furnish any such information to the Secured Party promptly upon request. Each Pledgor also ratifies its authorization for the Secured Party to have filed in any jurisdiction, including any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof. Secured Party shall not request that a Grantor deliver physical copies of any certificated securities of a Licensed Entity (as defined in the Security Agreement) unless such Licensed Entity has become a “Grantor” under the Security Agreement.

Furthermore, each Pledgor shall at the request of the Secured Party take any action to perfect Secured Party’s security in any Securities Collateral under the laws of any jurisdiction in which such Pledgor (or its direct Pledged Subsidiaries) has been incorporated or formed, in each case to the extent reasonably necessary and not resulting in material cost or undue burden to such Pledgor or such Pledged Subsidiaries. The Secured Party may require that a Licensed Entity become a Pledgor hereunder to the extent such Licensed Party has become a “Grantor” under the Security Agreement.

12. Secured Party’s Exoneration. Under no circumstances shall the Secured Party be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Securities Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Securities Collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. The Secured Party shall not be required to take any action of any kind to collect, preserve or protect its or any Pledgor’s rights in the Securities Collateral or against other parties thereto. The Secured Party’s prior recourse to any part or all of the Securities Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

13. No Waiver, etc. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Secured Party and each Pledgor. No act, failure or delay by the Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Secured Party of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. Each Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Securities Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Transaction Documents).

14. Notice, etc. All notices, requests and other communications hereunder shall be made in the manner set forth in the SPA.

15. Overdue Amounts. Until paid, all amounts due and payable by any Pledgor hereunder shall be a debt secured by the Securities Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the SPA.

16. Governing Law; Consent to Jurisdiction. This Agreement IS A contract UNDER the laws of the state of new york and shall for all purposes be construed in accordance with and governed by the laws of SAID state of new york, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS OR CHOICE OF LAWS. EACH PLEDGOR and THE SECURED PARTY EACH agree that any suit for the enforcement of this agreement or any other action brought by SUCH PERSON arising hereunder or in any way related to this agreement SHALL BE BROUGHT IN THE STATE OR FEDERAL COURTS LOCATED IN the CITY OF NEW YORK, BOROUGH OF MANHATTAN, STATE OF NEW YORK, AND EACH OF THE PLEDGORS AND THE SECURED PARTY irrevocably submit to the jurisdiction of such courts, which jurisdiction shall be exclusive, and hereby waive any objection to such exclusive jurisdiction or that such courts represent an inconvenient forum. EACH PARTY HERETO AGREES IT MAY BE SERVED WITH LEGAL PROCESS IN THE STATE OF new york AT THE ADDRESS SET FORTH IN SECTION 11.5 OF THE SPA.

17. Waiver of Jury Trial. EACH PLEDGOR AND THE SECURED PARTY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Pledgor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Pledgor (a) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledges that, in entering into this Agreement and any other Transaction Document to which the Secured Party is a party, the Secured Party is relying upon, among other things, the waivers and certifications contained in this §17.

18. Termination

The Secured Party agrees that upon the indefeasible payment in full, in cash, of all Obligations secured hereby (other than contingent indemnification obligations for which no claim has been made) and the termination of all commitments under the Transaction Documents, the security interests granted under this Agreement shall automatically terminate, and all rights to the Securities Collateral shall revert to the Pledgors without further action by any Person. Upon the request and at the sole expense of the Pledgors, the Secured Party shall promptly execute and deliver such releases, termination statements and other documentation as may be reasonably requested to evidence the termination of the security interests in the Securities Collateral and return any certificates or other instruments representing the Securities Collateral held by it.

19. Miscellaneous.

The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each Pledgor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Pledgor acknowledges receipt of a copy of this Agreement. The parties agree to electronic contracting and signatures with respect to this Agreement. Delivery of an electronic signature to, or a signed copy of, this Agreement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if the Secured Party shall request manually signed counterpart signatures to this Agreement, each Pledgor hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.

IN WITNESS WHEREOF, intending to be legally bound, the Pledgors and the Secured Party have caused this Agreement to be executed as of the date first above written.

PLEDGORS:

NEXTTRIP, INC.

By:
Name:
Title:

NEXTTRIP HOLDINGS, INC.

By:
Name:
Title:

SECURED PARTY:

LIND GLOBAL PARTNERS III LLC,
as General Partner, acting for and on behalf of:

LIND GLOBAL FUND III LP,
a Delaware limited partnership

By:
Name:	Jeff Easton
Title:	Managing Member

[Signature page to Pledge Agreement]

ANNEX A TO PLEDGE AGREEMENT

None of the issuers has any authorized, issued or outstanding shares of its equity interests of any class or any commitments to issue any shares of its equity interests of any class or any securities convertible into or exchangeable for any shares of its equity interests of any class except as otherwise stated in this Annex A.

Issuer	Record Owner	Authorized Shares	Issued and Outstanding	Percentage Ownership
NextTrip Holdings, Inc.	NextTrip, Inc.	1,200,000	83,371	100%
FSA Travel, LLC	NextTrip, Inc.	N/A	N/A	100%
TA Pipeline, LLC	NextTrip, Inc.	N/A	N/A	100%
YADA Commerce, Inc.	NextTrip, Inc.			51%
Extraordinary Vacations, Inc.	NextTrip Holdings, Inc.			100%